Exhibit (e)(1)(b)

                                   SCHEDULE A
                                   ----------

                          EATON VANCE MUNICIPALS TRUST
                             DISTRIBUTION AGREEMENT
                            EFFECTIVE: JUNE 23, 1997


Name of Fund Adopting this Agreement                 Prior Agreements (in addition to November 1, 1996)
------------------------------------                 --------------------------------------------------
CLASS B SHARES:
Eaton Vance Alabama Municipals Fund                  April 24, 1992/July 7, 1993/June 19, 1995
Eaton Vance Arizona Municipals Fund                  July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance Arkansas Municipals Fund                 October 1, 1992/July 7, 1993/June 19, 1995
Eaton Vance California Municipals Fund*              December 19, 1985/July 7, 1993/June 19, 1995
Eaton Vance Colorado Municipals Fund                 August 20, 1992/July 7, 1993/June 19, 1995
Eaton Vance Connecticut Municipals Fund              April 24, 1997/July 7, 1993/June 19, 1995
Eaton Vance Florida Municipals Fund                  August 20, 1990/July 7, 1993/June 19, 1995
Eaton Vance Georgia Municipals Fund                  December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Kentucky Municipals Fund                 December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Louisiana Municipals Fund                October 1, 1992/July 7, 1993/June 19, 1995
Eaton Vance Maryland Municipals Fund                 December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Massachusetts Municipals Fund            April 15, 1991/July 7, 1993/June 19, 1995
Eaton Vance Michigan Municipals Fund                 April 15, 1991/July 7, 1993/June 19, 1995
Eaton Vance Minnesota Municipals Fund                July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance Mississippi Municipals Fund              June 7, 1993/June 19, 1995
Eaton Vance Missouri Municipals Fund                 April 24, 1992/July 7, 1993/June 19, 1995
Eaton Vance National Municipals Fund                 December 19, 1985/July 7, 1993/June 19, 1995
Eaton Vance New Jersey Municipals Fund               January 7, 1991/July 7, 1993/June 19, 1995
Eaton Vance New York Municipals Fund                 August 20, 1990/July 7, 1993/June 19, 1995
Eaton Vance North Carolina Municipals Fund           October 10, 1991/July 7, 1993/June 19, 1995
Eaton Vance Ohio Municipals Fund                     April 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Oregon Municipals Fund                   December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Pennsylvania Municipals Fund             January 7, 1991/July 7, 1993/June 19, 1995
Eaton Vance Rhode Island Municipals Fund             June 7, 1993/June 19, 1995
Eaton Vance South Carolina Municipals Fund           October 1, 1992/July 7, 1993
Eaton Vance Tennessee Municipals Fund                August 20, 1992/July 7, 1993/June 19, 1995
Eaton Vance Texas Municipals Fund                    January 31, 1992/July 7, 1993/June 19, 1995
Eaton Vance Virginia Municipals Fund                 July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance West Virginia Municipals Fund            June 7, 1993/June 19, 1995

CLASS C SHARES:
Eaton Vance California Municipals Fund               N/A
Eaton Vance National Municipals Fund                 November 22, 1993/January 27, 1995
Eaton Vance New York Municipals Fund                 N/A

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* This fund is a  successor  in  operations  to a fund  which  was  reorganized,
Effective October 1, 1995, and the outstanding uncovered distribution charges of the predecessor fund were assumed by the above fund.